UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K/A

               AMENDMENT No. 1 to CURRENT REPORT, dated October 22, 2004,
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)               December 22, 2004
________________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way,
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            (a) In Item 5.02 of its Current Report on Form 8-K dated October 22, 2004, Unisys Corporation disclosed the election of Joseph W. McGrath as the company's President and Chief Executive Officer, effective January 1, 2005. At that time, the company and Mr. McGrath had not yet entered into an employment agreement with respect to this position.

On December 22, 2004, the company and Mr. McGrath signed an employment agreement covering the terms and conditions of Mr. McGrath's employment as President and Chief Executive Officer for the period from January 1, 2005 through December 31, 2007. The agreement provides for a minimum base salary of $900,000 per year, subject to periodic review by the Compensation Committee of the Board of Directors. He is eligible to receive an annual bonus award at a target bonus level of not less than 100% of base salary. The actual bonus payable, if any, will be determined by the Board in its sole discretion. Pursuant to the agreement, Mr. McGrath was also awarded a stock option grant for 250,000 shares of Unisys common stock at an exercise price equal to the fair market value of Unisys stock on December 22, 2004. Mr. McGrath is eligible to participate in the benefit programs generally made available to executive officers and is eligible to receive stock option and other long-term incentive awards under the company's long-term incentive plan. If Mr. McGrath's employment is terminated under certain circumstances, the agreement provides for him to receive continued payment of his base salary and annual bonus (in an amount equal to the average annual bonus paid to him for the three years preceding termination) for the remainder of the term, but not less than one year's compensation. He will also be entitled to continued medical and dental coverage through the later of the term of the agreement or his attaining age 55, full vesting in outstanding awards under the company's long-term incentive plan, and continued benefit accrual under the company's Elected Officer Pension Plan through the remaining term of the agreement. Any such salary and bonus payments made to Mr. McGrath will be reduced by the amount of any cash compensation he receives for services rendered to any entity other than Unisys. A copy of the employment agreement is filed as Exhibit 10 hereto.


ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            (c) See Item 1.01 above for a description of the employment agreement between the company and Joseph W. McGrath.

            (d) The company's Board of Directors has elected Mr. McGrath a director of the company, effective January 1, 2005.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c) The following exhibit is being filed herewith:

                10   Agreement, dated December 22, 2004, between Unisys
Corporation and Joseph W. McGrath.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: December 22, 2004                           By: /s/ Nancy Straus Sundheim
                                                      -------------------------
                                                      Nancy Straus Sundheim
                                                      Senior Vice President,
                                                      General Counsel and
                                                      Secretary





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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

10 Agreement, dated December 22, 2004, between Unisys Corporation and Joseph W. McGrath.